UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2022

Build Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40220	86-1389419
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Jefferson Street, Suite 303 Austin, TX	78731
(Address of principal executive offices)	(Zip Code)

(512) 994-2983

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	BGSX.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	BGSX	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BGSX WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure included under Item 2.03 is incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 23, 2022, Build Acquisition Corp., a Delaware corporation (the “Company”), entered into Promissory Note (the “Note”) with BuildGroup LLC (“BuildGroup”). The purposes of the Note are (i) to provide funding to the Company to pay its expenses and (ii) to facilitate the transactions contemplated by the Company’s registration statement on Form S-1, and the prospectus included therein, including any merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination by the Company with one or more businesses (a “Business Combination”).

Pursuant to the Note, BuildGroup has agreed to advance to the Company from time to time, upon request by the Company, a maximum of $1,500,000 in the aggregate. The Company intends to promptly make an initial drawdown of $500,000 under the Note.

The Note is payable on the earlier of (i) date on which the Company consummates its initial Business Combination or (ii) March 19, 2023. No interest accrues on the unpaid principal balance of the Note. BuildGroup cannot seek repayment from the Company’s trust account for amounts owed under the Note. All loans from the BuildGroup are convertible into warrants to purchase shares of common stock (the “Conversion Warrants”), at the option of the BuildGroup. The number of Conversion Warrants granted will be equal to the portion of the principal amount of the Promissory Note being converted, divided by $1.50 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction related to the Company’s common stock occurring after the date of the Note), rounded up to the nearest whole number of shares. The Conversion Warrants shall be identical to those warrants that were issued in a private placement that closed concurrently with the Company’s initial public offering. The holders of Conversion Warrants or shares of common stock underlying the Conversion Warrants are entitled to certain demand and piggyback registration rights pursuant to the terms of the Note.

A copy of the Note is filed as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

10.1	Promissory Note executed by the Registrant in favor of BuildGroup LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Build Acquisition Corp.

Date: June 23, 2021	By:	/s/ Zeynep Young
Name: Zeynep Young
Title: Co-Chief Executive Officer